SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 4, 2003


                                SPECTRASITE, INC.
                                -----------------
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)


         0-27217                                        56-2027322
        ------------------------------------------------------------------------
        (Commission File Number)         (I.R.S. Employer Identification Number)

                            400 REGENCY FOREST DRIVE
         CARY, NORTH CAROLINA                              27511
        ------------------------------------------------------------------------
         (Address of principal executive offices)       (Zip Code)


                                 (919) 468-0112
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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ITEM 5.           OTHER EVENTS.

         On August 4, 2003, SpectraSite, Inc. announced that its board of directors approved a 2 for 1 forward stock split. The press release is attached to this report as Exhibit 99.1 and is incorporated hereby by reference.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

         None.

         (b)      Pro forma financial information.

         None.

         (c)      Exhibits.

         99.1     Press release dated August 4, 2003.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SPECTRASITE, INC.


Dated:  August 5, 2003            By:   /s/ David P. Tomick
                                        ---------------------------------------
                                        David P. Tomick
                                        Executive Vice President and Chief
                                        Financial Officer

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EXHIBIT INDEX
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         99.1     Press release dated August 4, 2003.